UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2005 (August 3, 2005)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On August 3, 2005, Overland Storage, Inc. (the “Company” or “Overland”) issued a press release announcing that Hewlett-Packard Company (“HP”) has informed the Company of its decision not to purchase its next-generation, mid-range tape automation product line from Overland.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01               Other Events.

On August 3, 2005, Overland announced that Hewlett-Packard Company has informed the Company of its decision not to purchase its next-generation, mid-range tape automation product line from Overland.  HP will continue to purchase the tape automation products currently supplied by Overland for some time; however, the new product will eventually replace the majority of those purchases.  Overland cannot predict how quickly this transition will occur, but believes the impact to the Company’s revenues during its fiscal year ending June 30, 2006 will be minimal.  In light of this anticipated loss in future revenue, the Company intends to focus heavily on the delivery of new higher-margin products to its branded channel during fiscal 2006.  Overland’s current three-year contract with HP expires in July 2006.  The contract does not commit HP to buy specific quantities of product at any time.

Forward-looking statements

Except for the factual statements made herein, the information contained in this Form 8-K consists of forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions such as “believe” and “intends” identify forward-looking statements. Such forward-looking statements are not guarantees of performance and the Company’s actual results could differ materially from those contained in such statements. Factors that could cause or contribute to such differences include the speed at which HP transitions from the products it currently buys from the Company to its next-generation products to be purchased from another vendor; possible delays in new product introductions by the Company including the Company’s next generation tape library platform and enhancements to its REO line; risks and uncertainties associated with potential acquisitions under consideration for the Company’s entry into the primary storage market, including uncertain timing and possible integration difficulties; market acceptance of the Company’s new product offerings; the timing and market acceptance of new product introductions by competitors; delays, unbudgeted expenses, inefficiencies and production problems that may result from the transition of manufacturing to Sanmina-SCI; worldwide information technology spending levels; unexpected shortages of critical components; rescheduling or cancellation of customer orders; loss of a major customer; the timing and amount of licensing royalties; general competition and price pressures in the marketplace; the Company’s ability to control costs and expenses; and general economic conditions. Reference is also made to other factors set forth in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors,” “Management’s Discussion and Analysis” and other sections of the Company’s Form 10-K currently on file with the SEC. These forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this report.

Item 9.01               Financial Statements and Exhibits.

(c)                                  Exhibits

99.1         Press release dated August 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: August 4, 2005	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Vice President & CFO